UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant	☒

Filed by a party other than the registrant	☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

BBH TRUST

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BBH TRUST

BBH Select Large Cap ETF

BBH Select Mid Cap ETF

BBH Partner Fund - International Equity

BBH Limited Duration Fund

BBH Intermediate Municipal Bond Fund

BBH Income Fund

BBH U.S. Government Money Market Fund

(collectively, the “Funds”)

140 Broadway

New York, New York 10005

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders (the “Special Meeting”) of BBH Trust (the “Trust”) scheduled for December 16th, 2026 at 2:00 p.m., Eastern Time. This information will provide you with details of the proposal to be voted on at the Special Meeting, and includes a Notice of Special Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the Special Meeting. The proxy card may be completed by checking the appropriate box and voting for or against the proposal. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

Please spend a few minutes reviewing the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Trust will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote.

The Trust’s most recent audited financial statements and annual reports for the fiscal year ended October 31, 2025 (BBH Select Large Cap ETF, BBH Select Mid Cap ETF, BBH Partner Fund - International Equity Fund, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund, BBH Income Fund and BBH U.S. Government Money Market Fund) and the Trust’s semi-annual reports for the six month period ended April 30, 2026 have been previously mailed to shareholders and are available free of charge. If you have not received an annual report or semi-annual report or would like to receive additional copies, free of charge, please call the Funds at 1-800-625-5759, and the annual report and semi-annual report for your Fund(s) will be sent by first-class mail within three business days of the request. You may also obtain these documents by accessing the Internet site for the Trust at www.bbhfunds.com.

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

Although we recommend that you read the complete proxy statement, for your convenience we have provided a brief overview of the proposal. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this proxy statement?

A.	Shareholders are being asked to vote to elect three members to the Board of Trustees of the Trust.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration, the Trustees, including the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“Independent Trustees”) and who comprise a majority of the Trust’s Board of Trustees, unanimously recommend that you vote “FOR” the election of each of the nominees (“Trustee Nominee”) listed on the proxy card.

Q.	Why do the Trustees recommend that I vote “FOR” each of the Trustee Nominees?

A.	Two of the Trustee Nominees currently serve on the Board of Trustees and one of the Trustee Nominees is being nominated for the first time. We are asking shareholders to elect the Trustee Nominees to the Board so that we have a Board entirely elected by shareholders and to expand the number of members who are Independent Trustees. The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee Nominees lead to the conclusion that the Trustee Nominees and current Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board of Trustees. The Trustees believe that the Trustee Nominees’ ability to critically review, evaluate, question and discuss information provided to them; to interact effectively with the Trust and its service providers and third-party vendors, including but not limited to the investment adviser, the sub-advisers, legal counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered the contributions that each Trustee Nominee can make to the Board of Trustees and the Trust.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the Trustee Nominees will be elected. We encourage all shareholders to participate in the governance of their Funds.

Q.	Are the Funds paying for the cost of the proxy statement?

A.	The costs associated with the proxy statement, including the mailing and the proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds. Funds that are subject to an expense limitation agreement, may not bear the cost of the proxy statement if the expense limit has been reached. In these instances, the expense of the proxy statement will be borne by the investment adviser.

The Funds and Brown Brothers Harriman & Co. (“BBH&Co.”) have retained Broadridge Investor Communications Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Broadridge will be paid approximately $287,000 for such services (including reimbursements of out-of-pocket expenses).

Q.	Whom do I call if I have questions?

A.	Please call Shareholder Services at 1-800-575-1265 to obtain additional information regarding the proposal.

Q.	How can I vote my shares?

A.	Please refer to your proxy card for instructions on how to vote.

BBH TRUST

BBH Select Large Cap ETF

BBH Select Mid Cap ETF

BBH Partner Fund - International Equity

BBH Limited Duration Fund

BBH Intermediate Municipal Bond Fund

BBH Income Fund

BBH U.S. Government Money Market Fund

(collectively, the “Funds”)

140 Broadway

New York, New York 10005

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of BBH Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of BBH Trust, 140 Broadway, 2nd Floor, New York, New York 10005, on the 16th day, of December, 2026, at 2:00 p.m. Eastern Time, for the following purpose:

PROPOSAL: To elect three trustees to the Board of Trustees of the Trust.

Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

After careful consideration, the Board of Trustees unanimously recommends that you vote “FOR” the proposal.

Shareholders as of the close of business on November 2, 2026 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. If you attend the Special Meeting, you may vote your shares in person. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope. It is very important that you return your signed proxy card promptly so that a quorum may be ensured, and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

/s/ Brian Carroll
Brian Carroll
Secretary
BBH TRUST

November 13, 2026

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL

MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2026

The Trust’s Notice of a Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at www.proxyvote.com.

PLEASE RESPOND. YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORMS TO PROVIDE VOTING INSTRUCTIONS VIA AUTOMATED TELEPHONE OR INTERNET, AND OTHERWISE AUTHORIZE THE PERSONS NAMED AS PROXIES TO ACT ON YOUR BEHALF AT THE MEETING. PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS.

INSTRUCTIONS FOR SIGNING PROXY CARDS  The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
Estate of John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

PLEASE VOTE YOUR SHARES PROMPTLY.

BBH TRUST

BBH Select Large Cap ETF

BBH Select Mid Cap ETF

BBH Partner Fund - International Equity

BBH Limited Duration Fund

BBH Intermediate Municipal Bond Fund

BBH Income Fund

BBH U.S. Government Money Market Fund

(collectively, the “Funds”)

140 Broadway

New York, New York 10005

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 16, 2026

Introduction

BBH Trust (the “Trust”) has called a special meeting of shareholders (the “Special Meeting”) to seek shareholder approval of a proposal relating to the composition of the Trust’s Board of Trustees (“Board”). The Special Meeting will be held at the offices of BBH Trust, 140 Broadway, 2rd Floor, New York, New York 10005, on 16th day, December, 2026 at 2:00 p.m. Eastern Time. This proxy statement, the notice of Special Meeting and proxy card are being mailed on or about November 18, 2026 to shareholders of record as of the close of business on November 2, 2026. If you expect to attend the Special Meeting in person, please call Shareholder Services at 1-800-575-1265 to inform them of your intentions.

Item For Consideration

The Trust’s Board is asking you to approve a single proposal, the election of three (3) persons (each, a “Trustee Nominee”) to serve as Trustees on the Trust’s Board.

Who May Vote

All shareholders of the Trust’s seven currently operating series (the “Funds”) who own shares as of the close of business on November 2, 2026 (the “Record Date”) are entitled to vote on the proposal. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Shareholders of all the Funds will be voting collectively on the proposal. As of the Record Date, the following numbers of shares of beneficial interest were outstanding and entitled to be voted:

Fund	Number of shares of beneficial interest outstanding and entitled to be voted
BBH Select Large Cap ETF	30,361,986.000
BBH Select Mid Cap ETF	30,874,460.000
BBH Partner Fund – International Equity	105,903,723.097
BBH Limited Duration Fund	1,091,452,373.500
BBH Intermediate Municipal Bond Fund	275,292,872.140
BBH U.S. Government Money Market Fund	8,219,666,203.160
BBH Income Fund	295,944,797.858

Voting by Proxy

You may vote by mail with the enclosed proxy card by following the instructions in the proxy voting instructions. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Shareholder Services, at 1-800-575-1265.

You also may vote in person at the Special Meeting. The Trust urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

The Trust has named Daniel J Greifenkamp, Declan Coyne and Brian J. Carroll as proxies, and their names appear on your proxy card. By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Trust’s Board.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the sole proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing, that you have revoked your proxy prior to the Special Meeting, by writing to the President of the Trust, Daniel Greifenkamp, at the following address: 140 Broadway, New York, New York 10005, or by attending the Special Meeting and voting in person.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Recommendation

The proxy is solicited by the current Trustees on behalf of the Trust, all of whom recommend a vote “For All” of the Trustee Nominees described in this proxy statement.

Requirement of a Quorum and Vote Needed to Elect Trustees

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Amended and Restated Agreement and Declaration of Trust requires that the presence, in person or by proxy, of thirty-three and one-third percent (33-1/3%) of all shares of the Funds present or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum, unless a larger number of shares is required pursuant to law. For this Special Meeting, thirty-three and one-third percent (33-1/3%) of all shares present or represented by proxy and entitled to vote at a shareholder meeting as of the Record Date is required for a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you. Broker non-votes and abstentions with respect to the proposal count as present solely for purposes of establishing a quorum but will not count as votes against each nominee.

Assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each Trustee Nominee is required in order for the nominee to be elected as a Trustee. This means that, assuming a quorum is present, the Trustee Nominees who receive the most votes will be elected as Trustees, even if none of those persons receives an outright majority of votes. In an uncontested election of Trustees, as appears to be the case here, the plurality requirement does not affect the outcome.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

The Funds are paying the costs of the Special Meeting, proxy solicitation, and any adjournments.

Additional Information

Additional information about each Fund is available in its prospectus, statement of additional information, annual and semi-annual reports to shareholders. The Trust's most recent audited financial statements and annual reports for the fiscal year ended October 31, 2025 and the Trust's semi-annual reports for the six month periods ended April 30, 2026 have been previously mailed to shareholders and are available free of charge. If you have not received an annual report or semi-annual report or would like to receive additional copies, free of charge, please call the Funds at 1-800-625-5759, and the annual report and semi-annual report for your Fund(s) will be sent by first-class mail within three business days of the request. You may also obtain these documents by accessing the Internet site for the Trust at www.bbhfunds.com. All of these documents also are on file with the SEC and are available on the SEC’s website at www.sec.gov.

The date of this Proxy Statement is November 13, 2026.

DISCUSSION OF PROPOSAL

PROPOSAL: ELECTION OF THREE TRUSTEES TO THE BOARD

Who are the Trustee Nominees?

The purpose of this proposal is to elect three persons to the Board of Trustees of the Trust. Two of the Trustee Nominees currently serve as Trustees of the Trust. You are being asked to elect all three of them to the Board so that the Trust has a board entirely elected by shareholders.

One of the Trustee Nominees, Mr. Jean-Pierre Paquin, is a Limited Partner of Brown Brothers Harriman & Co. (“BBH&Co”), which provides multiple services to the Trust, including serving as an investment adviser and the administrator through a separately identifiable department (the “the SID”). Mr. Paquin is an interested person of the Trust, as that term is defined by the Investment Company Act of 1940 (the “1940 Act”) (“Interested Trustee”) and has been serving as an Interested Trustee since he was appointed by the other members of the Board in 2024.

The remaining two Trustee Nominees are or would be considered independent trustees as they do not meet the definition of “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”), meaning that they have no direct affiliation with the Trust, the investment adviser, any sub-advisers, or any other service providers to the Trust. Ms. Karen A. Kochevar has been serving as an Independent Trustee since she was appointed by the other members of the Board in 2023. Mr. Judd A. Caplain does not hold a position with the Trust and is being nominated to expand the number of members of the Board who are Independent Trustees.

None of the Trustee Nominees is a party adverse to the Trust or any of its affiliates in any material legal proceeding, nor does any Trustee Nominee have a materially adverse interest to the Trust. Each Trustee Nominee has consented to serve as Trustee if elected. The tables below set forth information concerning each Trustee Nominee.

Interested Trustee Nominee

Name:	Jean-Pierre Paquin
Birth Year:	1973
Address:	140 Broadway, New York, New York 10005

Position(s) Held with the Trust:	Trustee since 2024

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	Since 2024

Number of Funds Overseen:	7

Principal Occupation(s) During the Past Five Years:	Limited Partner of BBH&Co. (2024-present); Partner BBH&Co. (2015-2023).

Other Directorships Held During the Past Five Years:	None

Independent Trustee Nominees

Name:	Karen A. Kochevar
Birth Year:	1962
Address:	140 Broadway, New York, New York 10005

Position(s) Held with the Trust:	Trustee since 2023

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	Since 2023

Number of Funds Overseen:	7

Principal Occupation(s) During the Past Five Years:	Retired

Other Directorships Held During the Past Five Years:	Class III Director Cava Group Inc.

Name:	Judd A. Caplain
Date of Birth:	1960
Address:	140 Broadway, New York, New York 10005

Position(s) Held with the Trust:	None

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:	N/A

Number of Funds to be Overseen:	7

Principal Occupation(s) During the Past Five Years:	Retired

Other Directorships Held During the Past Five Years:	None.

The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee Nominees lead to the conclusion that the Trustee Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s service providers and other third-party vendors, including but not limited to, the investment adviser, the sub-advisers, legal counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered not only the contributions that each Trustee Nominee can make to the Board and the Trust based upon their particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity. The Board believes that it generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy on diversity or any particular definition of diversity.

The Trustee Nominees possess the experience and skills to provide them a basis of acquiring knowledge of the business and operation of the Funds and the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee nominee: Mr. Paquin because of the business and financial experience he has gained as a partner of BBH&Co., and as the former President and Principal Executive Officer of the Trust; Ms. Kochevar because of the experience she has gained as Chief Financial Officer of a high-growth operating company, teamed with experience as a financial services executive, provided her with the requisite experience to serve as an Independent Trustee; and Mr. Caplain because of the experience he has gained working in the audit, tax and advisory field and serving as the Global Head of Financial Services for KPMG LLP.

Why are Trustees Being Elected at the Present Time?

Two of the three Trustee Nominees, Mr. Paquin and Ms. Kochevar, currently serve as members of the Board. The remaining Trustee Nominee, Mr. Caplain, would serve upon approval by the shareholders.

While the Board may fill vacancies and appoint new trustees, it may do so only if, after such action, at least two-thirds of the trustees were elected by shareholders. Currently, five of the seven Trustees have been elected by shareholders (i.e., five-sevenths of the Trustees); however, with the nomination of an eighth Trustee to increase the number of Independent Trustees serving on the Board, a shareholder vote is required to appoint a new trustee. To provide the most flexibility in the future, the Board has determined also to request shareholder approval of the current Trustees who were not elected by shareholders previously.

If the Trust’s shareholders approve the proposal, Mr. Caplain will begin to serve as a Trustee immediately following the shareholder meeting and the Board will be composed of two Interested Trustees and six Independent Trustees. Accordingly, 75% of the Board will be composed of Independent Trustees.

How Long Do Trustees Serve on the Board?

Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a Trustee Retirement Policy that generally requires a Trustee to retire at the end of the calendar year in which he or she attains the age of seventy-five. However, a Trustee may resign at any time prior to that time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning, and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal.

What are the Board’s Responsibilities?

The Board is responsible for the general oversight of the Trust’s business affairs and for seeking to assure that each Fund is managed according to its investment policies and restrictions and in accordance with federal and state laws and regulations for the benefit of and in the best interests of the Funds’ shareholders.

The Board monitors the performance of the Funds and the quality of services provided to the Funds by the Trust’s various service providers. At least annually, the Board reviews the performance of the investment adviser, the sub-adviser, and certain other service providers, including the Funds’ principal underwriter, and decides whether to renew their contracts or replace them.

What are the Board’s Standing Committees?

The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The Audit Committee selects the independent registered public accountant for the Funds and reviews the Funds’ financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met four times during the fiscal year ended October 31, 2026.

The Board also has a standing Valuation Committee that is composed of each of the Independent Trustees and meets on an as-needed basis (and in any event, not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee met seventeen times during the fiscal year ended October 31, 2026.

The Independent Trustees select and nominate persons for election to the Board. The Independent Trustees will consider candidates recommended by shareholders. Any shareholder who desires to have an individual considered for nomination by the Independent Trustees must submit a recommendation in writing to Daniel Greifenkamp, President of the Trust, at the following address: BBH Trust 140 Broadway, New York, New York, 10005. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience.

How Does the Board of Trustees Oversee Risk?

The Board is responsible for overseeing the management and affairs of each Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the investment adviser, sub-advisers, distributor and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds. Under the overall supervision of the Board, the Audit Committee, and the Valuation Committee, the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Fund’s investment adviser and/or sub-adviser is responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s Chief Compliance Officer (“CCO”) and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Funds may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the investment adviser and sub-advisers and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any advisory agreement with the investment adviser or sub-advisers, the Board meets with the investment adviser to review such services. Among other things, the Board regularly considers the investment adviser’s and sub-advisers’ adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the investment adviser, the Trust’s agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by the Investment Adviser for the Funds against average fees for similar funds taking into account the administrative portion of such fee. In addition, the Board also considers all fees and other benefits that are received by the Investment Adviser and its affiliates from the Funds. The Board also reviews information about each Fund’s performance and investments.

The Board receives regular written reports on the concentration of the Funds’ portfolios, their exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the investment adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report. The Board additionally seeks to monitor legal risk by receiving periodic reports from counsel on developments in the law and regulations that may affect the operation of the Funds or other aspects of the fund industry in general.

The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co., and its affiliate, Brown Brothers Harriman Credit Partners, LLC (“BBH Credit Partners”) act as service providers to the Funds. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Funds, BBH&Co., BBH Credit Partners (or any affiliates) to ensure BBH&Co. and BBH Credit Partners are putting the interests of the Funds ahead of their own. In addition, when evaluating all service contracts between the Funds and BBH&Co. or BBH Credit Partners, the Board requests and receives an independent third-party report evaluation of the service provided by such BBH&Co. business unit or BBH Credit Partners, including comparative fee information, to ensure the fees negotiated are consistent with fees that would result from a third-party arm’s-length negotiation.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Funds, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ investment adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the size of the Funds, the Funds’ distribution arrangements and the Funds’ structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

How Often Does the Board Meet?

The Board typically meets at least five times a year to review the operations of the Trust and the Funds. Generally, all meetings, except one, are held in person. The Board met five times during the fiscal year ended October 31, 2026.

Are the Trustees and Officers of the Trust Paid for Their Services to the Trust?

The Trust’s officers and any Interested Trustees are not paid for their services to the Trust. However, they may receive compensation from an affiliate of the Trust for their roles with such affiliate. Any such compensation is unrelated to the person’s service as an officer or Interested Trustee of the Trust. The Trust does not pay retirement benefits to the Trustees or officers.

Each Independent Trustee receives a base annual fee of $170,000 and such base annual fee is allocated among all series of the Trust in equal amounts. The Chairman of the Board (Mr. Wagner) and the Chairman of the Audit Committee (Mr. Tesoro) and the Chairman of the Valuation Committee (Mr. Collins) receive an additional fee of $25,000, $10,000 and $10,000 per year, respectively. Any changes in compensation will be determined by the Independent Trustees.

The following table sets forth the compensation that was paid to each Independent Trustee, as applicable, by each Fund during its fiscal year ended October 31, 2026. For Total Compensation from Fund Complex, the information is provided as of the fiscal year ended October 31, 2026.

Independent Trustees
Name of Trustee	BBH U.S, Government Money Market Fund	BBH Select Large Cap ETF	BBH Select Mid Cap ETF	BBH Partner Fund - International Equity	BBH Limited Duration Fund	BBH Intermediate Municipal Bond Fund	BBH Income Fund	Total Compensation from Fund Complex
H. Whitney Wagner	$34,522	$21,278	$21,257	$24,906	$39,418	$24,418	$24,197	$190,000
Mark M. Collins	$31,795	$19,598	$19,579	$22,939	$36,307	$22,491	$22,287	$175,000
John M. Tesoro	$31,795	$19,598	$19,579	$22,939	$36,307	$22,491	$22,287	$175,000
Joan A. Binstock	$29,978	$18,478	$18,460	$21,628	$34,232	$21,206	$21,014	$165,000
Karen A. Kochevar	$29,987	$18,478	$18,460	$21,628	$34,232	$21,206	$21,014	$165,000

Do the Trustees and Trustee Nominees Own Fund Shares?

As of December 31, 2025, the Trustees and the Trustee Nominees beneficially owned the following dollar amounts of the Funds:

Interested Trustee
Name of Trustee/Nominee	BBH U.S, Government Money Market Fund	BBH Select Large Cap ETF	BBH Select Mid Cap ETF	BBH Partner Fund - International Equity	BBH Limited Duration Fund	BBH Intermediate Municipal Bond Fund	BBH Income Fund	Aggregate Dollar Range of Equity Securities in the Funds of the Trust
Jean-Pierre Paquin	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
John A. Gehret	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Independent Trustees
Name of Trustee/Nominee	BBH U.S, Government Money Market Fund	BBH Select Large Cap ETF	BBH Select Mid Cap ETF	BBH Partner Fund - International Equity	BBH Limited Duration Fund	BBH Intermediate Municipal Bond Fund	BBH Income Fund	Aggregate Dollar Range of Equity Securities in the Funds of the Trust
H. Whitney Wagner	None	Over $100,000	None	Over $100,000	None	None	None	Over $100,000
Mark M. Collins	None	None	None	None	None	None	None	None
John M. Tesoro	None	None	None	Over $100,000	None	None	None	Over $100,000
Joan A. Binstock	None	None	None	$50,001 – $100,000	$50,001- $100,000	None	None	Over $100,000
Karen A. Kochevar	None	None	None	None	None	Over $100,000	Over $100,000	Over $100,000
Judd A. Caplain*	None	None	None	None	None	None	None	None
*Mr. Caplain does not currently serve on the Board.

How Should I Vote on the Proposal?

The Trust’s Board unanimously recommends that you vote “For All” of the Trustee Nominees.

OTHER INFORMATION

Trustees and Officers of the Trust

The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Born: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with a predecessor trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Mark Collins Born: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	None.
John M. Tesoro Born: 1952	Trustee	Since 2014	Retired.	7	Independent Trustee, Bridge Builder Trust (12 Funds); Independent Trustee. Edward Jones Money Market Fund; Director, Teton Advisors, Inc. (a registered investment adviser) (2014-2021).
Joan A. Binstock Born: 1954	Trustee	Since 2019	Lovell Minnick Partners, Advisers Counsel (2018-Present).	7	Independent Director, SIMCORP A/S, as a public company in Denmark (2018-2023), Independent Director Morgan Stanley Direct Lending Funds; Independent Director, KKR Real Estate Select Trust, Independent Director and Audit Chairman, 2023 ETF Series Trust(s); Director and Audit Committee Chair, World Gold Trust Services, LLC (2026-Present); Director, SPDR Gold MiniShares® (2026-Present).
Karen A. Kochevar Born: 1962	Trustee	Since 2023	Retired.	7	Class III Director Cava Group Inc.
Interested Trustees
John A. Gehret+ Born: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.
Jean-Pierre Paquin+ Born: 1973	Trustee	Since 2024	Limited Partner of BBH&Co. (2024-Present); Partner BBH&Co. (2015-2023).	7	None.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Daniel Greifenkamp 140 Broadway New York, NY 10005 Born: 1969	President and Principal Executive Officer	Since 2023	Principal of BBH&Co. since 2023; joined BBH&Co. in 2011.
Amy Kirkpatrick 140 Broadway New York, NY 10005 Born: 1970	Vice President	Since 2025	Managing Director of BBH&Co. since 2023; joined BBH&Co. in 1992.
Declan Coyne 140 Broadway New York, NY 10005 Born: 1977	Treasurer and Principal Financial Officer	Since 2025	Managing Director of BBH&Co. since 2025; joined BBH&Co. in 2025. PineBridge Investments LLC 2013-2025.
Paul F. Gallagher 140 Broadway New York, NY 10005 Born: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Managing Director of BBH&Co. since 2023; joined BBH in 2015.
Nicole English 140 Broadway New York, NY. 10005 Born: 1985	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019, joined BBH&Co in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Born: 1985	Secretary	Since 2021	Vice President of BBH&Co. since 2023; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Born: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of a predecessor trust.
+	Mr. Paquin and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

Service Providers

Most of the Trust’s necessary day-to-day operations are performed by separate business organizations under contract to the Trust or the investment adviser. The principal service providers are:

Advisers	BBH&Co., through a separately identifiable department ( the “SID”)
Brown Brothers Harriman Credit Partners, LLC (“BBH Credit Partners” (collectively with the SID, the “Investment Advisers”))

Administrator	BBH&Co., through a separately identifiable department

Transfer Agent	ALPS Fund Services, Inc.

Custodian	BBH&Co.

Distributor	ALPS Distributors, Inc.

Shareholder Servicing Agent	BBH&Co.

Sub-Advisers (BBH Partner Fund - International Equity Fund only)	Select Equity Group, L.P. (“Select Equity Group” or the “Sub-Adviser”) and Trinity Street Asset Management, LLP

Investment Advisers. The Investment Advisers, 140 Broadway, New York, New York 10005, provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund.

Administrator. The SID provides or oversees the provision of all administrative services for the Funds, including developing the investment program for each Fund

Sub-Advisers. Select Equity Group, L.P., 380 Lafayette Street, New York, New York 10003, and Trinity Street Asset Management, LLP, 25 Golden Square, London, W1F 9LU, each serve as a sub adviser to the BBH Partner Fund – International Equity.

Distributor. ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the distributor of the Funds’ shares. The Distributor is not affiliated with the Investment Advisers or their affiliates.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, MA 02116, serves as the Funds’ independent registered public accounting firm. Deloitte is responsible for auditing the annual financial statements of the Funds, which have a fiscal year ending October 31. Representatives of Deloitte are not expected to be present at the Special Meeting but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Fees. The aggregate fees billed for professional services rendered by Deloitte for the audit of the Trust’s annual financial statements and services normally provided by Deloitte in connection with the statutory and regulatory filings or engagements:

Fiscal Year End	Amount
October 31, 2025	$414,400
October 31, 2026	$423,300

Audit-Related Fees. Deloitte did not bill the Trust for any assurance or other services related to the performance of the audit of the Trust’s financial statements, other than those reported under “Audit Fees” above, during the Trust’s two most recently completed fiscal years of October 31.

Fiscal Year End	Amount
October 31, 2025	$0
October 31, 2026	$0

Tax Fees. The aggregate fees billed for tax services rendered by Deloitte for tax compliance, tax advice, and tax planning. Services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

Fiscal Year End	Amount
October 31, 2025	$58,390
October 31, 2026	$60,264

All Other Fees. Deloitte billed the Trust for other products and services, other than the services reported above, for the Trust’s two most recently completed fiscal years, in the amounts of:

Fiscal Year End	Amount
October 31, 2025	$77,200
October 31, 2026	$79,300

Aggregate Non-Audit Fee. The aggregate non-audit fees billed by Deloitte for services rendered to the Trust, and rendered to the Trust's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust:

Fiscal Year End	Amount
October 31, 2025	$1,644,491
October 31, 2026	$2,105,708

Audit Committee Pre-Approval Policies and Procedures. Pursuant to the Trust’s Audit Committee Charter, the Audit Committee is responsible for approving all audit and permissible non-audit services to be provided to the Trust and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.

Principal Holders and Ownership by Officers and Trustees

Share Ownership of Officers and Trustees. As of January 31, 2026, officers and Trustees, as a group, own beneficially less than 1% of the shares of the Funds.

Beneficial Share Ownership. As of October 31, 2026, to the best knowledge of each Fund, the following persons owned of record 5% or more of the outstanding shares of the class of the Funds indicated in the table below:

Fund	Name and Address	Share Class	Amount of Shares Owned	Percent of Ownership
BBH U.S. Government Money Market Fund	BBH&Co. New York, New York	I Class	8,218,207,634.00	99.99%
BBH Partner Fund – International Equity	BBH&Co. New York, New York	I Class	103,243,514.08	97.46%
BBH Limited Duration Fund	Charles Schwab & Co. San Francisco, California	N Class	28,938,599.214	61.47%
	National Financial Services LLC New York, New York	N Class	10,607,917.90	22.53%
	BBH&Co. on Behalf of BBH Private Banking New York, New York	I Class	520,393,011.796	49.79%
	JP Morgan Brooklyn, New York	I Class	212,093,020.727	20.29%
	Charles Schwab & Co. San Francisco, California	I Class	152,385,898.383	14.58%
	National Financial Services LLC New York, New York	I Class	65,809,910.462	6.30%
	UBS Financial Services, INC	I Class	2,786,590.224	5.92%

BBH Intermediate Municipal Bond Fund	Charles Schwab & Co. San Francisco, California	N Class	2,052,010.997	59.38%
	National Financial Services LLC New York, New York	N Class	1,149,339.316	33.26%
	BBH&Co. New York, New York	I Class	210,232,598.222	77.47%
	National Financial Services LLC New York, New York	I Class	21,495,223.740	7.92%
	Charles Schwab & Co. San Francisco, California	I Class	19,417,051.511	7.16%
BBH Income Fund	BBH&Co. New York, New York	I Class	184,252,450.562	62.39%
	National Financial Services LLC New York, New York	I Class	42,990,616.171	14.56%
	Reliance Trust Company Atlanta, Georgia	I Class	23,381,169.222	7.92%
	Charles Schwab & Co. San Francisco, California	I Class	24,821,569.061	8.40%

Other Matters to Come before the Special Meeting

The Trust is not aware of any matters that will be presented for action at the Special Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Householding

As permitted by law, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact Broadridge by calling 1-844-670-2132 or forward a written request to the Trust at 140 Broadway, New York, New York 10005. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Shareholder Communications with the Board of Trustees

If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the President of the Trust at 140 Broadway, New York, New York 10005 who will forward such communication to the Trustees.

Shareholder Proposals

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 140 Broadway, New York, New York 10005 c/o of the Trust’s President for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date BBH TRUST 140 BROADWAY, 2ND FLOOR NEW YORK, NEW YORK 10005 T05210 - S52509 - S52508 For Withhold For All All All Except ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below . Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote "FOR" the Proposal. 1. PROPOSAL: ELECT THE FOLLOWING PERSONS TO SERVE AS TRUSTEES OF THE BBH TRUST: Nominees: 1) Jean - Pierre Paquin 03) Judd A. Caplain 2) Karen A. Kochevar 2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1 - 800 - 690 - 6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTE 

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. EVERY SHAREHOLDER'S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! THANK YOU FOR MAILING YOUR BALLOT PROMPTLY T05211 - S52509 - S52508 BBH TRUST Proxy for Special Meeting of Shareholders – December 16, 2026 at 2:00 p.m. ET The signers of this proxy hereby appoint Daniel J Greifenkamp, Declan Coyne and Brian J . Carroll, and each of them, proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held December 16 , 2026 , at the offices of BBH Trust, 140 Broadway, 2 nd Floor, New York, New York 10005 , and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting . If no specification is made herein, all shares will be voted “FOR ALL” on the sole proposal set forth on this proxy . This proxy is solicited by the Board of Trustees of the Trust, which recommends a vote “FOR ALL” on the proposal . PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THIS PROPOSAL . IF NO DIRECTION IS MADE, AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL . AS TO ANY OTHER MATTER, SAID ATTORNEYS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT . Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged . PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE - PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.